UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2011

MONZA VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51976	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

15831 8th Avenue NE, Shoreline, WA	98155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 458-7018

1018 Huguang Rd., Chang Chun, China
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Notice of Amendment: Monza Ventures, Inc. (“we”, “our” “us”) is hereby amending our Current Report on Form 8-K filed with the SEC on January 4, 2012 and a Form 8-K/A filed with the SEC on January 11, 2012 to update our address and amend Mr. Irvine’s biographical information.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 22, 2011, Greg Thompson resigned as president and secretary of our company. Mr. Thompson will remain as a member to our company’s board of directors. Mr. Thompson’s resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Concurrently with Mr. Thompson’s resignation, we appointed Steward E. Irvine as president and secretary of our company, effective December 22, 2011. We also increased the number of directors on our board of directors to five (5) and appointed Mr. Irvine to fill the ensuing vacancy.

Stewart E. Irvine

Mr. Irvine has nearly 30 years experience building profitable, high growth information technology companies.

From 1999 to 2007, he founded and was the president and chief executive officer of Zamage Digital Art Imaging, an on-demand photo-to-art digital printing and framing company. His primary duty and responsibility included overseeing the day to day operations of the company.

In 2007, Mr. Irvine founded, and has since been the chief executive officer Imogo Mobile Technologies Corp., a company that integrates all features needed to work remotely from anywhere in the world with an internet connection. As chief executive officer, Mr. Irvine is responsible for overseeing the company’s overall strategic direction, planning and execution.

He studied business administration at Columbia College and continues to study business programs at the British Columbia Technical Institute (BCIT) and the University of British Columbia (UBC). Mr. Irvine acquired a diploma in advertising and currently lives in Maple Ridge, British Columbia, Canada.

We appointed Stewart E. Irvine as a member to our board of directors because of his experience with startup companies and business development.

Our board of directors now consists of Greg Thompson, Chen Wang, Peng Jian Zhi, Yuan Wei and Stewart E. Irvine. There have been no transactions between our company and Mr. Irvine since the company’s last fiscal year which would be required to be reported herein. There are no family relationships among our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONZA VENTURES INC.

/s/ Stewart Irvine
Stewart Irvine
President and Director

Date: January 17, 2012